SCHWAB INVESTMENTS

(the “Trust”)

Schwab Short-Term Bond Market Fund

Schwab Total Bond Market Fund

Supplement dated February 2, 2017 to the

Summary Prospectus and Statutory Prospectus (“Prospectuses”), each dated December 15, 2016

This supplement provides new and additional information beyond that contained in the

Prospectuses and should be read in conjunction with the Prospectuses.

The Board of Trustees of the Trust (the “Board”) has approved: (1) the closure of the Schwab Short-Term Bond Market Fund and the Schwab Total Bond Market Fund (the “Acquired Funds”) to new investors; and (2) Agreements and Plans of Reorganization (the “Plans of Reorganization”) that would provide for the reorganizations of the Schwab Short-Term Bond Market Fund and the Schwab Total Bond Market Fund into Schwab Short-Term Bond Index Fund and Schwab U.S. Aggregate Bond Index Fund (the “Surviving Funds”), respectively. Each Surviving Fund has a substantially similar investment objective and similar investment strategies to the investment objective and investment strategies of its corresponding Acquired Fund.

Accordingly, effective as of the close of business on February 22, 2017 (the “Closing Date”), each Acquired Fund will close to new investors. Existing shareholders of either Acquired Fund (including participants in 401(k) plans) as of the Closing Date may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Acquired Funds, and registered investment advisers who maintain investments in an Acquired Fund on behalf of client accounts as of the Closing Date may continue to purchase additional shares on behalf of their clients. Effective as of the Closing Date, shareholders of other funds of the Schwab Funds and Laudus Funds group of funds will not be permitted to exchange any of their shares for shares of either Acquired Fund.

The Plans of Reorganization approved by the Board set forth the terms by which each Acquired Fund will transfer its assets and liabilities to the corresponding Surviving Fund in exchange for shares of the Surviving Fund, and subsequently distribute those Surviving Fund shares to shareholders of the Acquired Funds (the “Reorganizations”). If the Reorganizations are approved by shareholders and consummated, shareholders of the Schwab Short-Term Bond Market Fund will become shareholders of the Schwab Short-Term Bond Index Fund and shareholders of the Schwab Total Bond Market Fund will become shareholders of the Schwab U.S. Aggregate Bond Index Fund. The Reorganizations are intended to be tax-free, meaning that shareholders of each of the Acquired Funds will become shareholders of the corresponding Surviving Fund without realizing any gain or loss for federal income tax purposes and the Reorganizations will be tax-free for the Acquired Funds and the Surviving Funds.

The Reorganizations must be approved by shareholders of each Acquired Fund, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held on or about May 18, 2017. Each Acquired Fund’s shareholders of record should expect to receive a proxy statement/prospectus that describes the investment objective, strategies, expenses and risks of an investment in the corresponding Surviving Fund and provides more detailed information about the proposed Reorganization, the corresponding Surviving Fund and the special meeting. If approved by shareholders at the special meetings, the Reorganizations are expected to occur on or about May 19, 2017. Charles Schwab Investment Management, Inc. (“CSIM”), investment adviser to the Acquired Funds and the Surviving Funds, will bear the costs and expenses directly related to the Reorganizations.

Effective March 1, 2017, through the date the Reorganization is effected, CSIM will voluntarily waive and/or reimburse expenses in excess of its current fee waiver and reimbursement commitment to the extent necessary to maintain each Acquired Fund’s total annual fund operating expenses at 0.10% of its average daily net assets.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

REG95819-00 (02/17)

00190334